                                                                    EXHIBIT 99.2



                CHIEF FINANCIAL OFFICER CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    In connection with the Annual Report of Coram Healthcare Corporation (the "Company") on Form l0-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott
R. Danitz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:


         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                    /s/  SCOTT R. DANITZ
                                           ------------------------------------
                                                     Scott R. Danitz
                                                   Senior Vice President,
                                           Chief Financial Officer and Treasurer

April 15, 2003

A signed original of this written statement required by Section 906 has been provided to Coram Healthcare Corporation and will be retained by Coram Healthcare Corporation and furnished to the Securities and Exchange Commission or its staff upon request.